Goodwill and In-Process Revenue Contracts	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and In-Process Revenue Contracts
Goodwill and In-Process Revenue Contracts

a)	Goodwill

The carrying amount of goodwill for the shuttle tanker segment was $127.1 million as at December 31, 2017 and 2016. In 2017, 2016 and 2015, the Partnership conducted its annual goodwill impairment review of its shuttle tanker segment and concluded that no impairment had occurred.

The carrying amount of goodwill for the towage segment was $2.0 million as at December 31, 2017 and 2016. In 2017, 2016 and 2015, the Partnership conducted its annual goodwill impairment review of its towage segment and concluded that no impairment had occurred.

b)	In-Process Revenue Contracts

As part of the Partnership’s acquisition of the Piranema Spirit FPSO unit on November 30, 2011, the Partnership assumed an FPSO contract with terms that were less favorable than the then prevailing market terms. As at December 31, 2017, the Partnership had a liability based on the estimated fair value of the contract. The Partnership is amortizing this liability over the estimated remaining term of the contract on a weighted basis based on the projected revenue to be earned under the contract.

Amortization of in-process revenue contracts for the year ended December 31, 2017 was $12.7 million (2016 - $12.8 million, 2015 - $12.7 million), which is included in revenues on the consolidated statements of (loss) income. Amortization for the five years subsequent to December 31, 2017 is expected to be $9.1 million (2018), $7.9 million (2019), $7.9 million (2020), $7.9 million (2021), $7.9 million (2022), and $9.8 million (thereafter).